Exhibit 99.3

ACQUISITION OF ANDEREN FINANCIAL

October 25, 2011

Forward Looking Statements Disclosure

Any non-historical statements in this press release are “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such forward-looking statements are based on current plans and expectations that are subject to uncertainties and risks, which could cause 1st United’s future results to differ materially.  The following factors, among others, could cause our actual results to differ: the satisfaction of closing conditions for the acquisition, including receipt of regulatory approvals for the transaction; receipt of approval by the shareholders of Anderen for the transaction, and the possibility that the transaction will not be completed, or if completed, will not be completed on a timely basis; disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; our need and our ability to incur additional debt or equity financing; our ability to comply with the terms of the loss sharing agreements with the FDIC; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the accuracy of our financial statement estimates and assumptions, including the estimate of our loan loss provision; the effects of harsh weather conditions, including hurricanes, and man-made disasters; inflation, interest rate, market, and monetary fluctuations; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the frequency and magnitude of foreclosure of our loans; legislative and regulatory changes, including the Dodd-Frank Act; our ability to comply with the extensive laws and regulations to which we are subject; the willingness of clients to accept third-party products and services rather than our products and services and vice versa;
changes in securities and real estate markets; increased competition and its effect on pricing, including the impact on our noninterest margin from the repeal of Regulation Q; negative publicity and the impact on our reputation; technological changes; changes in monetary and fiscal policies of the U.S. Government; the effects of security breaches and computer viruses that may affect our computer systems; changes in consumer spending and saving habits; changes in accounting principles, policies, practices or guidelines; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; and our
ability to manage the risks involved in the foregoing.  In addition, if and when the transaction is consummated, there will be risks and uncertainties related to 1st United’s ability to successfully integrate the business and employees of 1st United and Anderen, including the failure to achieve expected gains, revenue growth, and/or expense savings.  These factors, as well as additional factors, can be found in our periodic and other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov) or on request from 1st United or Anderen. Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond our control. Forward-looking statements in this press release speak only as of the date of the press release, and neither 1st United nor Anderen assumes any obligation to update forward-looking statements or the reasons why actual results could differ.

Additional Information & Where to Find It

1st United intends to file with the SEC a registration statement on Form S-4, in which a proxy statement of Anderen will be included and a prospectus of 1st United will be included, and other documents in connection with the proposed acquisition of Anderen.  The proxy statement/prospectus will be sent to the shareholders of Anderen.  Before making any decision with respect to the proposed transaction, shareholders of Anderen are urged to read the proxy statement/prospectus and other relevant materials because these materials will contain important information about the proposed transaction.  The registration statement and proxy statement/prospectus and other documents which will be filed by 1st United with the SEC will be available free of charge at the
SEC’s website, www.sec.gov, or by directing a request to 1st United, One North Federal Highway, Boca Raton, FL 33432, Attention:
Investor Relations; or by directing a request to Anderen Financial, Inc., 3450 East Lake Road, Palm Harbor, FL 34685, Attention:
Investor Relations.  Certain executive officers and directors of Anderen have interests in the proposed transaction that may differ from the interests of shareholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction.

Summary of Transaction Terms

Purchase Price

$37.0 million ($2.0 million less than Anderen Financial’s tangible equity which was
$39.0 million at June 30, 2011)

Consideration

50% stock / 50% cash consideration mix

Exchange Ratio

For stock portion, the exchange ratio is determined as follows:

If FUBC stock price < $5.37 (TBVPS as of 6/30/11), then exchange ratio is fixed based on a $5.37 stock price
(however, if stock price falls below $4.50, Anderen may terminate the transaction)

If FUBC stock price is between $5.37 - $6.50, then exchange ratio floats

If FUBC stock price > $6.50, then exchange ratio is fixed based on a $6.50 share price

If FUBC stock price = $8.00, then FUBC may terminate the transaction

Deal Protection

$2 million termination fee, under certain circumstances

Pricing

Price / Tangible Book Value = 95%

Due Diligence

Completed comprehensive due diligence

Board
Representation

1 Director from Anderen to join both 1st United Bancorp and 1st United Bank board; 1 additional Director to serve on 1st United Bank board

Anticipated Closing

Second Quarter 2012

Compelling Strategic Rationale

Advances objective of profitable growth and capital deployment

Complements recently announced FDIC-assisted acquisition of Old Harbor (Clearwater, Florida)

Anderen’s 4 branches provide additional scale to Old Harbor’s 7 branch network in Central
Florida

Strategic  market  expansion into the Central Florida market

Legacy market for 1st United’s management team as prior institution operated successfully in both the Orlando and Tampa markets

Adds a measure of market diversity to 1st United’s existing South Florida footprint which offers different risk/reward elements

1st United’s current footprint, in addition to the Central Florida market, positions the franchise to benefit from a presence in the best banking markets in Florida

Will provide for enhanced growth opportunities in a market that at times operates differently than Southeast Florida

1st United’s scalable platform facilitates a readily achievable level of cost savings resulting from increased operating leverage across a number of business units.

Additional management talent, which includes Anderen’s Chairman & President as well as its
CEO, with significant experience in Central Florida positions 1st United for growth and expansion in these markets.

Strong pro forma capital levels and enhanced market presence opens up additional acquisition opportunities which enable 1st United to continue to execute upon its franchise expansion goals

Overview of Anderen Financial, Inc.

Company Overview

Executive Management

Source: SNL Financial, FRY-9SP and Company data.

John Warren

Chairman & CEO of Anderen Bank

Chairman and President of Anderen Financial

Formerly President and CEO of Florida Choice Bank; President of Southern

Community Bank; SVP Barnett Bank and SunTrust Bank.

MBA, The University of West Florida

Charles Allcott

President of Anderen Bank

Chief Executive Officer of Anderen Financial

Formerly President of Gulf Community Bank; Market President for Compass

Bank; SVP Barnett Bank for a 20 office system in Pasco County and VP/Senior

Lender in Lake County; Founding President of Anderen.

BA, Rollins College

Company Name

Anderen Financial, Inc.

Headquarters

Palm Harbor, FL

Date Established

November 15, 2007

Depository Branches

4

June 30, 2011 Financial Information

Total Assets ($000)

$209,223

Total Equity ($000)

$39,043

TCE / TA (%)

18.7%

Texas Ratio (%)

17.7%

NPAs / Assets (%)

3.58%

YTD Earnings ($000)

$509

Expansion into Attractive Markets

1st United

Old
Harbor

Anderen

Source: SNL Financial. Deposit data in thousands and as of 6/30/2011.

Winter Park branch

Deposits = $49,607

Palm Harbor branch

Deposits = $53,132

Clearwater branch

Deposits = $24,841

Tampa branch

Deposits = $41,224

Countryside branch

Deposits = $43,372

Belleair Bluffs branch

Deposits = $23,687

Clearwater branch

Deposits = $14,233

Palm Harbor branch

Deposits = $34,590

New Port Richey branch

Deposits = $24,087

Trinity branch

Deposits = $29,346

Dunedin branch

Deposits = $48,458

Anderen management team continuing with the combined
organization provides significant in-market resources to
successfully grow the Central Florida franchise.

Density of newly acquired branches provides the potential for branch consolidation.

Extensive Due Diligence Performed

Comprehensive on-site credit review

Eight person 1st United evaluation team

91% of the loan portfolio reviewed, including all loans > $100,000 that were rated substandard or worse

Majority of special mention loans reviewed

Loan mark based on conservative estimates of credit losses for both performing and non-performing loans

Gross loss estimate of $6 million - $10 million which is approximately 2 – 3x the level of Anderen’s loan loss reserve

1st United has extensive credit quality review experience

Substantial on-site and off-site due diligence review of all other operations and business lines performed

Pro Forma Loan Composition

1st United

Anderen Bank

Pro Forma Combined

Source: SNL Financial, Form 10-Q.  FUBC loan composition as reported as of 9/30/11.  Other loan data is regulatory data as of 6/30/11.  The above assumes no acquisition-related fair value accounting adjustments.

Old Harbor Bank

Approximately 57% of the combined loan
portfolio will be subject to loss share or will have
been recently marked.

Construction

$30.3MM

Residential

$194.1MM

Comm. RE

$394.8MM

C&I

$156.6MM

Consumer

$11.8MM

Construction

$20.3MM

Residential

$12.3MM

Comm. RE

$87.4MM

C&I

$25.7MM

Consumer

$1.5MM

Construction

$27.2MM

Residential

$36.9MM

Comm. RE

$77.6MM

C&I

$20.1MM

Consumer

$0.7MM

Construction

$77.8MM

Residential

$243.3MM

Comm. RE

$559.8MM

C&I

$202.4MM

Consumer

$14.0MM

Pro Forma Loan Composition (%)

Construction

7.1%

Residential

22.2

Comm. RE

51.0

C&I

18.4

Consumer

1.3

Other

0.0

Total

100.0%

Total Loans & Leases ($MM)

$162.4

Total Loans & Leases ($MM)

$787.7

Total Loans & Leases ($MM)

$147.2

Total Loans & Leases ($MM)

$1,097.3

Pro Forma Combined

Pro Forma Deposit Composition

1st United

Anderen Bank

Old Harbor Bank

Source: SNL Financial, Company data.  FUBC deposit composition as of 9/30/11.  Other deposit data is regulatory data as of 6/30/11.  The above assumes no acquisition-related accounting adjustments.

Demand

$316.4MM

NOW &

Other Trans.

$122.0MM

MMDA &

Savings

$323.5MM

Jumbo Time

$139.1MM

Retail Time

$104.4MM

Demand

$16.7MM

NOW &

Other Trans.

$3.5MM

MMDA &

Savings

$68.4MM

Jumbo Time

$64.2MM

Retail Time

$16.0MM

Total Deposits ($MM)

$1,005.4

Non-Interest Bearing Deposits (%)

31.47%

Total Deposits ($MM)

$168.8

Non-Interest Bearing Deposits (%)

9.91%

Demand

$10.4MM

NOW &

Other Trans.

$15.9MM

MMDA &

Savings

$67.1MM

Jumbo Time

$47.1MM

Retail Time

$77.3MM

Total Deposits ($MM)

$217.8

Non-Interest Bearing Deposits (%)

4.77%

Demand

$343.5MM

NOW &

Other Trans.

$141.4MM

MMDA &

Savings

$459.1MM

Jumbo Time

$250.4MM

Retail Time

$197.6MM

Total Deposits ($MM)

$1,392.0

Non-Interest Bearing Deposits (%)

24.68%

Pro Forma Deposit Composition (%)

Demand

24.7%

NOW & Other Trans.

10.2

MMDA & Savings

33.0

Jumbo Time

18.0

Retail Time

14.2

Total

100.0%

Pro Forma Financial Impact

Key Assumptions

Estimated cost saves of approximately 30% of Anderen’s non-interest expense base, 75% phased in for 2012 and 100% thereafter

Gross loan mark expected to be between 4% - 7% of total loans

One-time deal-related charges of approximately $2 million

Core deposit intangible created of $600k

Anticipated to be immediately accretive to EPS (excluding one-time charges)

Tangible book value earn-back estimated to be less than 3 years based on the purchase price, expected loan mark along with the projected earnings and synergies

Deploys excess capital in a value accretive manner

Strong pro forma capital (i.e. TCE/Assets ~11%) supports future growth and franchise development

Opportunity for 1st United to leverage its excess liquidity position to reshape Anderen’s deposit mix and reduce the overall level of time deposits

Financially
Attractive

Efficient Integration History

Transaction History

FUBC is an experienced acquiror and
integrator

Proven ability to extract cost savings

(1) Assets and deposits for Old Harbor based on 6/30/2011 reported information.

At Acquisition

Acquisition

Date

($ Millions)

Acquired Bank

Headquarters

Type

Announced

Integrated

Assets

Deposits

First Western Bank

Cooper City, FL

Whole Bank

4/04

7/04

$35.7

$26.7

Equitable Bank

Fort Lauderdale, FL

Whole Bank

2/08

5/08

222.2

136.0

Citrus Bank, N.A.

Vero Beach, FL

Divestiture

8/08

8/08

92.5

87.5

Republic Federal Bank, N.A.

Miami, FL

FDIC

12/09

5/10

296.7

350.0

The Bank of Miami, N.A.

Miami, FL

FDIC

12/10

4/11

378.3

254.5

Old Harbor Bank (1)

Clearwater, FL

FDIC

10/11

Pending

215.9

217.8

1st United Ranks 6th Among Public Florida-Based Institutions on Deposits

Top Public Institutions Headquartered in Florida Ranked by Total Deposits

(1)

Nonperforming assets are calculated as nonaccrual loans + OREO.  Loans covered by FDIC loss share agreements are excluded.  “Pro Forma Combined” NPAs/Assets are a preliminary estimate.  The actual level of pro forma
NPAs will be based on a fair value determination utilizing acquisition accounting principles and guidance.

Source: SNL Financial, Form 10-Q.  Public institutions include those listed on the NYSE, NASDAQ, and OTCBB as well as pink-sheet companies.  Florida deposit data as of 6/30/11.  Market capitalization as of 10/18/11.

Total

FL Deposit

Market

Deposits

Market

Cap

NPAs/

Rank

Institution

(1)

($MM)

(1)

(1)

Share

(1)

(1)

($MM)

(1)

Assets

(1)

1

BankUnited Inc.

$7,380,426

1.72%

$1,974

1.59%

2

BankAtlantic Bancorp Inc.

3,442,825

0.85

32

8.55

3

Capital City Bank Group Inc.

2,114,450

0.44

178

4.73

4

CenterState Banks Inc.

1,992,994

0.49

167

4.05

5

Seacoast Banking Corp. of Florida

1,699,406

0.42

150

3.50

6

Pro Forma Combined

$1,457,496

0.35%

$171

2.16%

6

1st United Bancorp Inc.

$1,070,919

0.26%

$153

2.09%

7

Great Florida Bank

1,069,350

0.26

2

10.96

8

First Southern Bancorp Inc.

817,727

0.20

205

4.41

9

Stonegate Bank

654,676

0.17

113

2.60

10

Beach Community Bancshares Inc.

548,539

0.14

2

22.34

Old Harbor Bank

$217,773

0.05%

0

15.04%

Anderen Financial Inc.

$168,804

0.04%

NA

3.61%

Pro Forma Balance Sheet

1st United

Anderen

Combined Company ($MM) (1)

Total Assets:

$1,672.9

Cash & Securities:

$414.6

Total Loans & Leases:

$1,097.3

Deposits:

$1,392.0

Tang Common Equity: (2)

$184.9

Source: SNL Financial and Company data (Company information as of 9/30/2011, remaining information as of 6/30/2011)

(1)

Combined company financial data excludes the impact of acquisition-related accounting adjustments.

(2)

Tangible common equity displayed for Anderen represents the stock portion of the transaction consideration (i.e. 50%).

Old
Harbor

Tang Common Equity

Deposits

Total Loans & Leases

Cash & Securities

Total Assets

0%

20%

40%

60%

80%

100%

$166

$1,005

$788

$315

$1,248

$218

$162

$52

$216

$19

$169

$147

$48

$209

Executing on Growth

10/1/07 – Announced the
merger with Equitable
Financial Group, which had
approximately $180 million
in assets and 5 branches in
Broward and Miami-Dade
Counties.  Filled out base
franchise in Broward and
provided an entry point into
Miami-Dade.

2/27/08 – Announced the
acquisition of the banking center
network (6 branches, 3 retained),
substantially all the deposits ($88
million), and much of the loan
portfolio ($38 million) of Citrus
Bank, N.A. in a P&A transaction.

5/5/08 – Sold $6.6 million of
preferred stock in a private
offering.  Also raised $10.4
million through a Rights
Offering of common stock.

3/13/09 – Issued and sold $10
million of preferred stock to
Treasury as part of the TARP
program; redeemed TARP
preferred on 11/18/09.

12/11/09 – Acquired
Republic Federal
Bank, N.A. through a
FDIC-assisted
transaction ($297
million in assets, $350
million in deposits).

12/17/10 – Acquired
The Bank of Miami,
N.A. through a FDIC-
assisted transaction
($378 million in assets,
$255 million in
deposits).

9/23/09 – Raised
$80.5 million
through an initial
public offering of
common stock.

  2007

  2008

  2009

  2010

  2011

3/22/11 – Raised
$37.4 million
through a follow-
on common stock
offering

10/24/11 – Announced
the acquisition of Palm
Harbor, Fla.-based
Anderen Financial, Inc.
($209 million in
assets).

10/21/11 – Acquired Old
Harbor Bank through an
FDIC-assisted transaction
(approximately $210
million of assets
purchased; $213 million of
deposits assumed).

December 31, 2006

$332 million in assets

6 branches

September 30, 2011

$1.7 Billion in assets

26 branches

(1)

(1)

Information pro forma for Anderen and Old Harbor.

Summary

Attractive transaction economics

Meaningfully accretive to EPS in the first full year

Earn-back of tangible book value dilution within 3 years

Substantial expense efficiencies identified

Although not modeled, significant revenue synergy opportunities exist

Opportunity to lower funding costs to 1st United levels

Effective capital deployment

Proven track record of seamless integrations and realization of efficiencies

Strong pro forma capital and liquidity levels retain 1st United’s strategic flexibility

Strengthens the Company’s growth prospects and franchise development momentum

Enhances recently acquired footprint in Tampa and marks entry into the attractive
Orlando market

Provides platform for increased market share in Central Florida

Transaction will add to the depth of talent in the combined company’s management team and board of directors